FREMONT MUTUAL FUNDS, INC.
               INSTITUTIONAL
               U.S. MICRO-CAP FUND
               SEMI-ANNUAL REPORT

               [GRAPHIC OMITTED]

               April 30, 1999

                                                                  Fremont
                                                                    Funds [LOGO]

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders ...................................    2
Statement of Investments ..................................................    4
Combined Financial Statements
Statement of Assets and Liabilities .......................................    5
Statement of Operations ...................................................    6
Statement of Changes in Net Assets ........................................    7
Financial Highlights ......................................................    7
Notes to Financial Statements .............................................    8

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO OMITTED]

Robert E. Kern, Jr.,

------------
FUND PROFILE
------------

     The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-eco-nomic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

     For the six months ended April 30, 1999, the Fremont Institutional U.S. Micro-Cap Fund gained 51.33% compared to the Russell 2000's 15.16% advance.

     The strategy we implemented in the dark days of August/September, 1998--concentrating the portfolio in those individual stocks and sectors we believed would lead a micro-cap recovery--rewarded us during this reporting period. We handily outperformed our Russell 2000 benchmark in the initial stages of the small company stock rebound (October, 1998 through Janu-ary, 1999) and have maintained this large performance edge over the last three months of first half fiscal 1999.

     Coming off the October 1998 bottom, virtually all of our portfolio sectors (consumer, technology, services, healthcare, and special situations) performed well. Over the last several months sector performance has diverged, with our consumer, technology, and services holdings materially outperforming our healthcare and special situation investments.

     Consumer companies have benefited from a high level of consumer confidence spawned by full employment, rising wages, and the wealth effect of this historic bull market. They have been able to sustain and in some cases, expand profit margins, because of suppliers' lack of pricing flexibility. We believe the American consumer will continue to spend liberally and that our consumer company holdings will continue to grow earnings at attractive rates.

     Our technology holdings performed well in general and certain sub-sectors have been particularly productive, most notably what we refer to as internet "enablers". These include companies that provide account identification and transaction security systems and services to the e-commerce players, and broadband companies that have developed technologies that expand the transmission capacity of copper phone wires, allowing for faster internet service. Importantly these "enablers" remain much more reasonably priced than the ".com" start ups that come public at 10 and trade at 100 an hour later. We believe owning seasoned companies that serve large segments of the internet industry is more prudent than speculating on which of the many new portals will ultimately succeed.

     Concern over the prospect of additional federal "reform" has put a cloud over the healthcare sector. We aren't giving up on our healthcare holdings, many of which are specialty medical equipment makers not likely to be as negatively impacted by any prospective regulatory change as healthcare service providers. We think these stocks can do quite well when investors look at them more objectively.

     Since the consumer sector now has the largest weighting in the portfolio, let's discuss one of our favorite consumer companies with Judy Finger, one of the Fund's three senior investment managers and an expert on the consumer sector. Genesco is a shoe retailer, whose stock sold off last year due primarily to a general slowdown throughout the footwear industry. In the midst of this slump, Genesco aggressively cut costs, and fourth quarter 1998 earnings came in well above consensus estimates. Going forward, we believe earnings will continue to be strong, driven by top line revenue growth from its Journey's chain (pop ular brand footwear for teens and children) and its Johnston & Murphy division, which retails and wholesales upscale men's dress shoes. Journey's is a great concept serving one of the fastest growing demographic segments of the market, and Johnston & Murphy has built a strong brand name in one of the highest margin categories in the industry. Also, Genesco opened 75 new stores last year. Gener-ally, store sales ramp up substantially in the second and third years. This should provide a revenue tailwind for the company. Genesco stock has done well this year, but we think it is still reasonably priced relative to very favorable earnings growth prospects.

     In closing, we are quite proud of the Fremont Institutional U.S. Micro-Cap Fund's long term track record relative to its benchmark and its peer group. Why have we done so well? We credit research driven stock selection focused on the most innovative sectors in the economy. Quite simply, we have been able to find exceptional small growth companies in America's most dynamic industries. This has translated into superior absolute and relative performance. Our attractive annualized returns have not come without some volatility. Such is the nature of small company stock investing. However, we believe our discipline will help us continue to fulfill our mission --rewarding loyal shareholders with generous long term investment returns.

     We are also pleased the special features of our Fund--a low expense ratio and stable institutional shareholder base--have enhanced returns. Low costs and the ability to stay fully invested rather than having to reserve cash for potential fund redemptions has translated into superior performance relative to our own "retail" micro-cap fund.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                      4/30/99
                                                      -------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND             $67,696
RUSSELL 2000 INDEX                                    $30,899


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    5 YEARS   10 YEARS
----------------------------
11.46%    23.10%     21.08%

ANNUAL RETURNS

11/01/88-10/31/89   +25.28%
11/01/89-10/31/90   -10.25%
11/01/90-10/31/91   +84.70%
11/01/91-10/31/92    -0.65%
11/01/92-10/31/93   +42.08%
11/01/93-10/31/94   -10.62%
11/01/94-10/31/95   +29.21%
11/01/95-10/31/96   +41.99%
11/01/96-10/31/97   +34.19%
11/01/97-10/31/98   -21.03%
11/01/98-4/30/99*   +51.33%

TOP TEN HOLDINGS

Orckit Communications Ltd. ..................       4.6%
Emulex Corp. ................................       4.1%
Rent-Way, Inc. ..............................       3.4%
Anaren Microwave, Inc. ......................       3.2%
NPC International, Inc. .....................       3.1%
Wesley Jessen VisionCare, Inc. ..............       3.0%
MDSI Mobile Data Solutions, Inc. ............       2.8%
Photon Dynamics, Inc. .......................       2.6%
Information Resources, Inc. .................       2.4%
Pacific Sunwear of California, Inc. .........       1.9%
        TOTAL ...............................      31.1%

*Unannualized (1) Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional 8 8U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
PORTFOLIO DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Technology (Components)                 (17.4%)
Consumer Services                       (11.8%)
Technology (Software)                    (7.0%)
Business Equipment & Services            (9.7%)
Consumer Non-DUrables                    (9.4%)
Health Care                              (9.8%)
Retail                                  (11.4%)
Short-Term Securities                   (11.5%)
Other                                   (12.0%)

FREMONT MUTUAL FUNDS  PAGES 2 AND 3

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           APRIL 30, 1999 (UNAUDITED)


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
      Shares     Security Description                                 (Note 1)
--------------------------------------------------------------------------------
STOCKS  88.5%
BUSINESS EQUIPMENT & SERVICES  9.7%

 *    54,200     AmeriLink Corp.                                     $   372,625
 *    32,100     Arguss Holdings, Inc.                                   525,638
 *    59,350     Cameron Ashley Building Products, Inc.                  652,850
 *    30,400     Corporate Executive Board Co.                           855,000
 *    83,400     NewsEdge Corp.                                          708,900
 *   125,400     NuCO2, Inc.                                             862,125
 *     6,900     Realty Information Group, Inc.                          270,394
 *   122,600     TeleTech Holdings, Inc.                                 812,225
 *    35,000     Zomax Optical Media, Inc.                               783,125
                                                                     -----------
                                                                       5,842,882
                                                                     -----------
CAPITAL GOODS  1.5%

 *    71,500     IMPCO Technologies, Inc.                                607,750
 *    59,000     Miller Industries, Inc.                                 298,688
                                                                     -----------
                                                                         906,438
                                                                     -----------
CONSUMER DURABLES  1.6%

      72,900     Craftmade International, Inc.                           956,813
                                                                     -----------
                                                                         956,813
                                                                     -----------
CONSUMER NON-DURABLES  9.4%

 *    80,000     Audiovox Corp. (Class A)                                510,000
 *    52,200     Hines Horticulture, Inc.                                443,700
 *    88,800     Image Entertainment, Inc.                               810,300
 *   104,500     NPC International, Inc.                               1,881,000
 *    48,000     RARE Hospitality International, Inc.                    864,000
 *    57,900     Steven Madden Ltd.                                      521,100
 *   125,700     U.S. Home & Garden, Inc.                                691,350
                                                                     -----------
                                                                       5,721,450
                                                                     -----------
CONSUMER SERVICES  11.8%

 *    60,950     American Classic Voyages Co.                          1,089,481
 *    43,500     Blue Rhino Corp.                                        625,313
 *    40,700     Carmike Cinemas, Inc. (Class A)                         877,594
      79,500     Cash America International, Inc.                      1,013,625
 *    53,500     Cinar Corp. (Class B)                                 1,116,813
 *    35,800     First Cash, Inc.                                        391,563
 *     6,600     SoftNet Systems, Inc.                                   215,325
 *    59,300     Wesley Jessen VisionCare, Inc.                        1,816,063
                                                                     -----------
                                                                       7,145,777
                                                                     -----------
ENERGY  1.8%

 *    51,900     Marine Drilling Co., Inc.                               892,031
 *    24,500     Newpark Resources, Inc.                                 225,094
                                                                     -----------
                                                                       1,117,125
                                                                     -----------
HEALTH CARE  9.8%

 *    47,450     ArthroCare Corp.                                        818,513
 *    53,400     Cytyc Corp.                                           1,044,638
 *    49,800     EndoSonics Corp.                                        252,113
 *    32,000     Fusion Medical Technologies, Inc.                       226,000
 *   122,100     Gene Logic, Inc.                                        518,925
 *   245,800     Genelabs Technologies, Inc.                             414,788
 *    88,300     Mediconsult.com, Inc.                                 1,054,081
 *    24,400     NeoPharm, Inc.                                          417,850
 *    17,700     Novoste Corp.                                           393,825
 *    11,600     Perclose, Inc.                                          440,800

HEALTH CARE  (cont.)

 *    22,400     SangStat Medical Corp.                              $    24,800
                                                                     -----------
                                                                       5,906,333
                                                                     -----------
RAW MATERIALS  0.7%

      73,400     Northern Technologies International Corp.               440,400
                                                                     -----------
                                                                         440,400
                                                                     -----------
RETAIL  11.4%

 *    26,700     Gadzooks, Inc.                                          253,650
 *   101,000     Genesco, Inc.                                         1,098,375
 *    60,500     Movie Gallery, Inc.                                     355,438
 *    31,700     Pacific Sunwear of California, Inc.                   1,175,872
 *    75,000     Rent-Way, Inc.                                        2,043,750
 *    74,700     United Retail Group, Inc.                               807,694
 *    59,100     Urban Outfitters, Inc.                                1,145,063
                                                                     -----------
                                                                       6,879,842
                                                                     -----------
TECHNOLOGY (COMPONENTS)  17.4%

 *    95,500     Anaren Microwave, Inc.                                1,945,813
 *    58,000     Ault, Inc.                                              630,750
 *   117,300     Elantec Semiconductor, Inc.                             923,738
 *    56,000     Emulex Corp.                                          2,471,000
 *    14,145     Hi/fn, Inc.                                             763,830
 *    52,200     Kopin Corp.                                             985,275
 *   116,900     Orckit Communications Ltd.                            2,805,600
                                                                     -----------
                                                                      10,526,006
                                                                     -----------
TECHNOLOGY (EQUIPMENT)  6.4%

 *    72,500     Information Resources, Inc.                           1,450,000
 *     8,400     Intergral Systems, Inc.                                 189,000
 *    16,900     Netopia, Inc.                                           379,193
 *   154,000     Photon Dynamics, Inc.                                 1,540,000
 *     7,600     Proxim, Inc.                                            292,600
                                                                     -----------
                                                                       3,850,793
                                                                     -----------
TECHNOLOGY (SOFTWARE)  7.0%

 *    40,000     Brooktrout Technology, Inc.                             597,499
 *    30,800     Digital Lava, Inc.                                      296,449
 *     2,800     Exigent International, Inc.                              14,524
 *    97,000     MDSI Mobile Data Solutions, Inc.                      1,697,499
 *    12,100     New Era of Networks, Inc.                               454,505
 *   146,000     OrCAD, Inc.                                           1,131,499
 *     5,400     Puma Technology, Inc.                                    29,024
                                                                     -----------
                                                                       4,220,999
                                                                     -----------

TOTAL STOCKS (Cost $47,869,808)                                       53,514,858
                                                                     -----------

SHORT-TERM SECURITIES  8.4%

   5,072,038     SSgA Prime Money Market Fund                          5,072,038
                                                                     -----------

TOTAL SHORT-TERM SECURITIES (Cost $ 5,072,038)                         5,072,038
                                                                     -----------

TOTAL INVESTMENTS (Cost $52,941,846), 96.9%                           58,586,896

OTHER ASSETS AND LIABILITIES, NET, 3.1%                                1,880,148
                                                                     -----------

NET ASSETS,  100.0%                                                  $60,467,044
                                                                     ===========
      * Non-income producing securities
      The accompanying notes are an integral part of these financial statements.

4  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

Assets:
   Investments in securities at cost                                   $ 52,942
                                                                       ========
   Investments in securities at value (Note 1)                           58,587
   Dividends and interest receivable                                         16
   Receivable for securities sold                                         1,490
   Receivable from sale of fund shares                                    1,654
   Unamortized organization costs (Note 3)                                   17
                                                                       --------
      Total assets                                                       61,764
                                                                       --------
Liabilities:
   Bank overdraft                                                             6
   Payable for securities purchased                                       1,215
   Payable to management company                                             22
   Accrued expenses:
      Investment advisory and administrative fees                            54
                                                                       --------
      Total liabilities                                                   1,297
                                                                       --------
Net assets                                                             $ 60,467
                                                                       ========
Net assets consist of:
   Paid in capital                                                     $ 48,526
   Undistributed net investment loss                                       (151)
   Unrealized appreciation on investments                                 5,645
   Accumulated net realized gain                                          6,447
                                                                       --------
Net assets                                                             $ 60,467
                                                                       ========
Shares of capital stock outstanding                                       5,315
                                                                       ========
Net asset value per share                                              $  11.38
                                                                       ========

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                  SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

STATEMENT OF OPERATIONS
(All numbers in thousands)

Investment Income:
   Interest                                                            $    143
   Dividends                                                                 14
                                                                       --------
      Total income                                                          157
                                                                       --------
Expenses:
   Investment advisory and administrative fees (Note 2)                     284
   Shareholder servicing fees                                                 8
   Custody fees                                                              17
   Accounting fees                                                            9
   Audit and legal fees                                                       9
   Directors' fees (Note 2)                                                   2
   Registration fees                                                          5
   Reports to shareholders                                                    2
   Other                                                                      5
                                                                       --------
      Total expenses before reductions                                      341
      Expenses waived and/or reimbursed by Advisor (Note 2)                 (33)
                                                                       --------
         Total net expenses                                                 308
                                                                       --------
            Net investment loss                                            (151)
                                                                       --------
Realized and unrealized gain from investments:
   Net realized gain from investments                                     9,594
   Net unrealized appreciation on investments                            10,127
                                                                       --------
         Net realized and unrealized gain from investments               19,721
                                                                       --------
            Net increase in net assets resulting from operations       $ 19,570
                                                                       ========

      The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                 APRIL 30, 1999

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                    (Unaudited)
                                                                  Six Months Ended    Year ended
                                                                   April 30, 1999  October 31, 1998
                                                                   --------------  ----------------
Increase (decrease) in net assets:
   From operations:
     Net investment loss                                              $   (151)        $   (221)
     Net realized gain (loss) from investments                           9,594           (3,141)
     Net unrealized appreciation (depreciation) on investments          10,127           (8,765)
                                                                      --------         --------
         Net increase (decrease) in net assets from operations          19,570          (12,127)
                                                                      --------         --------
   Distributions to shareholders from:
     Net realized gains                                                     --           (1,255)
                                                                      --------         --------
         Total distributions to shareholders                                --           (1,255)
                                                                      --------         --------
   From capital share transactions:
     Proceeds from shares sold (Note 2)                                  6,496           31,161
     Payments for shares redeemed                                       (2,946)         (22,116)
     Reinvested dividends                                                   --            1,139
                                                                      --------         --------
         Net increase in net assets
           from capital share transactions                               3,550           10,184
                                                                      --------         --------
     Net increase (decrease) in net assets                              23,120           (3,198)
Net assets at beginning of period                                       37,347           40,545
                                                                      --------         --------
Net assets at end of period                                           $ 60,467         $ 37,347
                                                                      ========         ========

Capital transactions in shares:
   Sold (Note 2)                                                           644            3,337
   Redeemed                                                               (298)          (2,640)
   Reinvested dividends                                                     --              127
                                                                      --------         --------
      Net increase from capital share transactions                         346              824
                                                                      ========         ========

FINANCIAL HIGHLIGHTS

                                                             (Unaudited)                              Period from
                                                           Six Months Ended        Year ended      August 4, 19971 to
                                                            April 30, 1999      October 31, 1998    October 31, 1997
                                                              ----------           ----------          ----------
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                       $     7.52           $     9.78          $    10.00
                                                              ----------           ----------          ----------
   Income from Investment Operations
      Net investment loss                                           (.03)                (.04)                 --
      Net realized and unrealized gain (loss)                       3.89                (1.98)                .09
                                                              ----------           ----------          ----------
         Total investment operations                                3.86                (2.02)                .09
                                                              ----------           ----------          ----------
   Less Distributions
      From net realized gains                                         --                 (.24)               (.31)
                                                              ----------           ----------          ----------
         Total distributions                                          --                 (.24)               (.31)
                                                              ----------           ----------          ----------
   Net asset value, end of period                             $    11.38           $     7.52          $     9.78
                                                              ==========           ==========          ==========

Total Return2                                                      51.33%             -21.03%                0.90%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                   $   60,467           $   37,347          $   40,545
   Ratio of net expenses to average net assets3                     1.25%*               1.25%               1.25%*
   Ratio of gross expenses to average net assets3                   1.38%*               1.38%               1.49%*
   Ratio of net investment loss to average net assets3              -.61%*               -.44%               -.21%*
   Portfolio turnover rate                                            95%                 187%                 28%

1 Fund's date of inception
2 Total  return  would  have  been  lower  had the  advisor  not  waived  and/or reimbursed expenses.
3 See Note 2 of "Notes to Financial Statements."
* Annualized

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

   Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series, one of which, the Institutional U.S. Micro-Cap Fund (the Fund), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

   Significant accounting policies followed by the Fund are in conformity with generally accepted accounting principles for investment companies and are summarized below.

A. Security Valuation

   Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

B. Security Transactions

   Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C. Investment Income, Expenses and Distributions

   Dividends are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

D. Income Taxes

   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

   Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules, classification of gains/losses related to certain futures and options transactions.

   Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   For Federal income tax purposes, The Fund has a capital loss carryover at October 31, 1998. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The Fund has a capital loss carryover of $2,860,764 at October 31, 1998 which will expire in 2006.

E. Accounting Estimates

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Investment Advisor

   The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the Advisor), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

   The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for

8  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


   as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. The Advisor has not recouped $86,622 of prior period expense waivers and reimbursements as of April 30, 1999.

   Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fund. All fees charged by IFTC are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by IFTC as custodian.

   Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under the Fund's Financial Highlights table.

   The Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the six months ended April 30, 1999, no reimbursements were required or made to the Fund by the Advisor to comply with these limitations.

   Other Related Parties

   At April 30, 1999, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 79% of the Fund.

   Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3. ORGANIZATION COSTS

   Costs incurred by the Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 1999 were as follows:

                                Purchases        Proceeds

   Long-term securities:       $43,609,672      $41,627,070

5. PORTFOLIO CONCENTRATIONS

   Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAXBASIS

   At April 30, 1999, the cost of securities for federal income tax purposes was $53,228,575 and the net unrealized appreciation based on that cost were as follows:

   Unrealized appreciation        $   9,787,943
   Unrealized depreciation           (4,429,622)
                                  -------------
   Net unrealized appreciation    $   5,358,321
                                  =============

7. LINE OF CREDIT

   The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At April 30, 1999, there were no such borrowings outstanding.

                                                         FREMONT MUTUAL FUNDS  9

FREMONT
  FUNDS [LOGO]

50 Beale Street, Suite 100
San Francisco, CA  94105

www.fremontfunds.com


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